SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 21, 1998



                          GALVESTON'S STEAKHOUSE CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-23739                      94-3248672
(State of  Incorporation)      (Commission File Number)     (IRS Employer Identification No.)

                          151 East Allesandro Boulevard
                           Riverside, California 92508
               (Address of principal executive offices) (Zip Code)


                                 (909) 789-7606
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

                  As previously reported on September 14, 1998, Galveston's Steakhouse Corp., a Delaware corporation (the "Registrant"), and Tri-Core Steakhouse, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant (the "Merger Sub"), on the one hand, and Paragon Steakhouse Restaurant, Inc., a Delaware corporation ("Paragon"), and Kyotaru Co., Ltd., a Japanese corporation and the sole stockholder of Paragon ("Kyotaru"), on the other hand, entered into a Merger Agreement (the "Merger Agreement"), pursuant to which the Merger Sub was to merge with and into Paragon such that Paragon was to become a wholly owned subsidiary of the Registrant (the "Merger"). Pursuant to the terms of the Merger Agreement, the Registrant was to acquire from Kyotaru all the issued and outstanding common stock of Paragon. The closing of the transaction occurred on December 21, 1998.


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

Item 7.           Financial Statements and Exhibits.

   (a)              Financial statements of business acquired.

                    The financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.


   (b)              Pro forma financial information.

                    The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.


   (c)              Exhibits

           2.1 First Amendment to Merger Agreement dated August 31, 1998, by and among Galveston's Steakhouse Corp. and Tri-Core Steakhouse, Inc., on the one hand, and Paragon Steakhouse Restaurants, Inc. and Kyotaru Co., Ltd., on the other hand.

           2.2 Second Amendment to Merger Agreement dated August 31, 1998, by and among Galveston's Steakhouse Corp. and Tri-Core Steakhouse, Inc., on the one hand, and Paragon Steakhouse Restaurants, Inc. and Kyotaru Co., Ltd., on the other hand.

           2.3 Third Amendment to Merger Agreement dated August 31, 1998, by and among Galveston's Steakhouse Corp. and Tri-Core Steakhouse, Inc., on the one hand, and Paragon Steakhouse Restaurants, Inc. and Kyotaru Co., Ltd., on the other hand.

           2.4 Form of Certificate of Merger of Tri-Core Steakhouse, Inc., a Delaware corporation with and into Paragon Steakhouse Restaurants, Inc., a Delaware corporation.

           2.5      Form of Agreement not to Compete

           2.6      Form of Management Agreement

           2.7      Form of Non-negotiable Promissory Note


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

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 1999

                               GALVESTON'S STEAKHOUSE CORP.


                                By:   /s/ Hiram J. Woo
                                   ----------------------------
                                   Name:  Hiram J. Woo
                                   Title: President and Chief Financial Officer





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

                                  EXHIBIT INDEX


   Exhibit                                                    Description
    Number
   -------          ----------------------------------------------------------------------------------------------
     2.1            First Amendment to Merger Agreement dated August 31, 1998, by and among Galveston's Steakhouse
                    Corp. and Tri-Core Steakhouse, Inc., on the one hand, and Paragon Steakhouse Restaurants, Inc.
                    and Kyotaru Co., Ltd., on the other hand.

     2.2            Second Amendment to Merger Agreement dated August 31, 1998, by and among Galveston's Steakhouse
                    Corp. and Tri-Core Steakhouse, Inc., on the one hand, and Paragon Steakhouse Restaurants, Inc.
                    and Kyotaru Co., Ltd., on the other hand.

     2.3            Third Amendment to Merger Agreement dated August 31, 1998, by and among Galveston's Steakhouse
                    Corp. and Tri-Core Steakhouse, Inc., on the one hand, and Paragon Steakhouse Restaurants, Inc.
                    and Kyotaru Co., Ltd., on the other hand.

     2.4            Form of Certificate of Merger of Tri-Core Steakhouse, Inc., a Delaware corporation with and into Paragon Steakhouse Restaurants, Inc., a Delaware corporation.

     2.5            Form of Agreement not to Compete

     2.6            Form of Management Agreement

     2.7            Form of Non-negotiable Promissory Note


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